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                                                                    EXHIBIT 25.1


 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = ==
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                            ALLIANT TECHSYSTEMS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     41-1672694
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                         TABLE OF ADDITIONAL REGISTRANTS

Alliant Holdings LLC                        Delaware          41-1933904
Alliant Defense LLC                         Delaware          41-1933907
Alliant Ammunition and Powder               Delaware          41-1933912
 Company LLC
New River Energetics, Inc.                  Delaware          54-1776594



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Alliant Ammunition Systems                  Delaware          41-1955360
 Company LLC
Alliant Lake City Small Caliber             Delaware          41-1955357
 Ammunition Company LLC
Alliant Integrated Defense Company LLC      Delaware          41-1933906
Alliant Precision Fuze Company LLC          Delaware          41-1933910
Alliant Propulsion and Composites LLC       Delaware          41-1933908
Alliant Aerospace Company                   Minnesota         41-1933915
Alliant Aerospace Composite Structures      Delaware          41-1964818
 Company LLC
Alliant Aerospace Propulsion                Delaware          41-1964820
 Company LLC
Alliant Southern Composites                 Delaware          41-1933909
 Company LLC
ATK Tactical Systems Company LLC            Delaware          41-1933914
Thiokol Propulsion Corp.                    Delaware          36-2678716
Thiokol Technologies International, Inc.    Delaware          87-0543273
Alliant International Holdings Inc.         Minnesota         41-1933916


                     --------------------------------------

600 Second Street, N.E.
Hopkins, Minnesota                                            55343
(Address of principal executive offices)                      (Zip code)

                     --------------------------------------

                    8-1/2% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
               Name                                            Address
--------------------------------------------------------------------------------

       Office of Banks & Trust Companies of    500 E. Monroe Street
       the State of Illinois                   Springfield, Illinois 62701-1532

       Federal Reserve Bank of Chicago         230 S. LaSalle Street
                                               Chicago, Illinois 60603

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

      2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 30th day of July, 2001.


                                          BNY Midwest Trust Company


                                          By:       /s/ J. BARTOLINI
                                             ----------------------------------
                                                Name:   J. BARTOLINI
                                                Title:  VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on March 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                               ASSETS                                          THOUSANDS OF DOLLARS
                               ------                                          --------------------

ARTICLE 1.  Cash and Due from Depository Institutions..............................     3,274

ARTICLE 2.  U.S. Treasury Securities...............................................     - 0 -

ARTICLE 3.  Obligations of States and Political Subdivisions.......................     - 0 -

ARTICLE 4.  Other Bonds, Notes and Debentures......................................     - 0 -

ARTICLE 5.  Corporate Stock........................................................     - 0 -

ARTICLE 6.  Trust Company Premises, Furniture, Fixtures
            and Other Assets Representing Trust Company Premises...................       226

ARTICLE 7.  Leases and Lease Financing Receivables.................................     - 0 -

ARTICLE 8.  Accounts Receivable....................................................     3,542

ARTICLE 9.  Other Assets...........................................................

         (Itemize amounts greater than 15% of Line 9)

                 Goodwill and Intangibles..................90,321

                                                                                       90,392
ARTICLE 10. TOTAL ASSETS...........................................................    97,434
10.00

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

                                  LIABILITIES                                    THOUSANDS OF DOLLARS
                                  -----------                                    --------------------

ARTICLE  Accounts Payable...............................................                 - 0 -

ARTICLE  Taxes Payable..................................................                 - 0 -

ARTICLE  Other Liabilities for Borrowed Money...........................                25,425

ARTICLE  Other Liabilities..............................................

         Itemize amounts greater than 15% of Line 14)

                Reserve for Taxes.................................2,668
                Deferred Income.....................................879
                Accrued Expenses....................................782

                                                                                         4,429
ARTICLE  TOTAL LIABILITIES...............................................               29,863




                                 EQUITY CAPITAL
                                 --------------

ARTICLE  Preferred Stock................................................                   - 0 -

ARTICLE  Common Stock...................................................                   2,000

ARTICLE  Surplus........................................................                  62,130

ARTICLE  Reserve for Operating Expenses.................................                   - 0 -

ARTICLE  Retained Earnings (Loss).......................................                   3,441

ARTICLE  TOTAL EQUITY CAPITAL...........................................                  67,571

ARTICLE  TOTAL LIABILITIES AND EQUITY CAPITAL...........................                  97,434

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I, Robert L. De Paola, Vice President
   ----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                                  Robert L. DePaola
                               ------------------------------------------------
                               (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 27th day of April,  2001
                                     ----        ------------

My Commission expires May 15, 2001.
                      ------------
                                              Joseph A. Giacobino, Notary Public
                                              -------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.

      Christine Anderson                              (212) 437-5521
-------------------------------          ---------------------------------------
           Name                                Telephone Number (Extension)





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